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Summary Prospectus | February 1, 2016



Treasury Portfolio





 CLASS/Ticker    CAPITAL SHARES    ICGXX

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus, Statement of Additional Information (SAI) and other information about the fund online at deutscheliquidity.com/US/ products/fund_facts_prospectus_l2.jsp. You can also get this information at no cost by e-mailing a request to service@db.com, calling (800) 730-1313 or asking your financial advisor. The prospectus and SAI, both dated February 1, 2016, as supplemented, are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE


The fund seeks to provide maximum current income consistent with stability of capital.



FEES AND EXPENSES OF THE FUND


These are the fees and expenses you may pay when you buy and hold shares.


SHAREHOLDER FEES


(paid directly from your investment)   None
-------------------------------------- -----

ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)


Management fee                            0.05
-------------------------------------     ----
Distribution/service (12b-1) fees        None
-------------------------------------    -----
Other expenses1                           0.14
-------------------------------------    -----
TOTAL ANNUAL FUND OPERATING EXPENSES      0.19
-------------------------------------    -----

(1) "Other expenses" are based on estimated amounts for the current fiscal year.



EXAMPLE

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



       1 YEAR    3 YEARS    5 YEARS   10 YEARS
     --------  ---------  ---------  ---------
        $19       $61        $107       $243
---     ---       ---        ----       ----

PRINCIPAL INVESTMENT STRATEGY


The fund is a money market fund that is managed in accordance with federal regulations which govern the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest.


The fund operates as a "government money market fund," as such term is defined under federal regulations. The fund invests 99.5% or more of its total assets at the time of investment in cash and short-term US Treasury securities.


The fund pursues its objective by investing exclusively in short-term US Treasury securities and cash. The timely payment of principal and interest on US Treasury securities is guaranteed by the full faith and credit of the US government.


The fund may invest in floating and variable rate instruments (obligations that do not bear interest at an agreed upon price).


Working in consultation with portfolio management, a credit team screens potential securities and develops a list of those that the fund may buy. Portfolio management, looking for attractive yield and weighing considerations such as credit quality, economic outlooks and possible interest rate movements, then decides which securities on this list to buy.



MAIN RISKS


There are several risk factors that could reduce the yield you get from the fund, cause the fund's performance to trail that of other investments, or cause you to lose money.


MONEY MARKET FUND RISK. An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, this share price isn't guaranteed, and if it falls below $1.00 you would lose money. The Advisor is not obligated to take any action to maintain the $1.00 share price. The share price could fall below $1.00 as a result of the actions of one or more large investors in the fund. The credit quality of the fund's holdings can change rapidly in certain markets, and the default of a single holding could cause the fund's share price to fall below $1.00, as could periods of high redemption pressures and/or illiquid markets.

INTEREST RATE RISK. Rising interest rates could cause the value of the fund's investments - and therefore its share price as well - to decline. Conversely, any decline in interest rates is likely to cause the fund's yield to decline, and during periods of unusually low interest rates, the fund's yield may approach zero. A low interest rate environment may prevent the fund from providing a positive yield or paying fund expenses out of current income and, at times, could impair the fund's ability to maintain a stable $1.00 share price. Over time, the total return of a money market fund may not keep pace with inflation, which could result in a net loss of purchasing power for long-term investors.


SECURITY SELECTION RISK. Although short-term securities are relatively stable investments, it is possible that the securities in which the fund invests will not perform as expected. This could cause the fund's returns to lag behind those of similar money market funds and could result in a decline in share price.


CREDIT RISK. The fund's performance could be hurt and the fund's share price could fall below $1.00 if an issuer of a debt security suffers an adverse change in financial condition that results in the issuer not making timely payments of interest or principal, a security downgrade or an inability to meet a financial obligation.


Because of the rising US government debt burden, it is possible that the US government may not be able to meet its financial obligations or that securities issued by the US government may experience credit downgrades. Such a credit event may also adversely impact the financial markets and the fund.


LIQUIDITY AND TRANSACTION RISK. The liquidity of portfolio securities can deteriorate rapidly due to credit events affecting issuers or due to general market conditions and a lack of willing buyers. When there are no willing buyers and an instrument cannot be readily sold at a desired time or price, the fund may have to accept a lower price or may not be able to sell the instrument at all. An inability to sell one or more portfolio securities can adversely affect the fund's ability to maintain a $1.00 share price or prevent the fund from being able to take advantage of other investment opportunities.


Unusual market conditions, an unusually high volume of redemption requests or other similar conditions could cause the fund to be unable to pay redemption proceeds within a short period of time. If the fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the fund's ability to maintain a $1.00 share price.


OPERATIONAL AND TECHNOLOGY RISK. Cyber-attacks, disruptions, or failures that affect the fund's service providers or counterparties, issuers of securities held by the fund, or other market participants may adversely affect the fund and its shareholders, including by causing losses for the fund or impairing fund operations.



PAST PERFORMANCE


How a fund's returns vary from year to year can give an idea of its risk. Past performance may not indicate future results. All performance figures below assume that dividends were reinvested. The 7-DAY YIELD, which is often referred to as the "current yield," is the income generated by the fund over a seven-day period. This amount is then annualized, which means that we assume the fund generates the same income every week for a year. For more recent performance figures and the current yield, go to deutscheliquidity.com (the Web site does not form a part of this prospectus) or call the telephone number included in this prospectus.


Capital Shares is a new class of shares and therefore does not have a full calendar year of performance available. In the bar chart and table below, the performance figures reflect the historical performance of the fund's Institutional Shares. Institutional Shares are invested in the same portfolio of securities as Capital Shares and would have had substantially similar performance. Performance would differ only to the extent that Capital Shares and Institutional Shares do not have the same fees and expenses. Institutional Shares are offered in a separate prospectus.


CALENDAR YEAR TOTAL RETURNS (%) (Institutional Shares)

Returns for other classes were different and are not shown here.



[BAR GRAPHIC OMITTED HERE]

[BAR GRAPHIC DATA]




  2006      2007      2008      2009      2010      2011      2012      2013      2014      2015
  4.80      4.75      1.66      0.10      0.01      0.01      0.01      0.01      0.01      0.01





                   RETURNS   PERIOD ENDING
 BEST QUARTER     1.28%      December 31, 2006
 WORST QUARTER    0.00%      March 31, 2011

AVERAGE ANNUAL TOTAL RETURNS
(For periods ended 12/31/2015 expressed as a %) (Institutional Shares)


            CLASS          1          5         10
        INCEPTION       YEAR      YEARS      YEARS
     ------------  ---------  ---------  ---------
     12/17/1991        0.01       0.01       1.12
---  ----------        ----       ----       ----

Total returns would have been lower if operating expenses had not been reduced.



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                                                              Treasury Portfolio


                                             SUMMARY PROSPECTUS February 1, 2016

MANAGEMENT


INVESTMENT ADVISOR

Deutsche Investment Management Americas Inc.



PURCHASE AND SALE OF FUND SHARES


MINIMUM INITIAL INVESTMENT

The minimum initial investment is $10,000,000, and there is no minimum additional investment.


The fund reserves the right to modify the investment minimum.


TO PLACE ORDERS

The fund is primarily offered to institutional investors. Your account cannot become activated until we receive a completed account application. To purchase or sell shares of the fund, please contact your sales representative or call
(800) 730-1313 to be put into contact with a sales representative who can assist you.



TAX INFORMATION


The fund's distributions are generally taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k), or other tax-advantaged investment plan. Any withdrawals you make from such tax-advantaged investment plans, however, may be taxable to you.



PAYMENTS TO BROKER-DEALERS AND

OTHER FINANCIAL INTERMEDIARIES

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.


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                                                              Treasury Portfolio
                                   SUMMARY PROSPECTUS February 1, 2016 ICT-C-SUM